                          GRAND CENTRAL FINANCIAL CORP.

                                 601 MAIN STREET

                             WELLSVILLE, OHIO 43968
                                 (330) 532-1517

                                                                  March 20, 2000

Fellow Shareholders:

         You are cordially invited to attend the 2000 annual meeting of shareholders of Grand Central Financial Corp., the holding company for Central Federal Savings and Loan Association of Wellsville, Wellsville, Ohio, which will be held on April 26, 2000 at 10:00 a.m., Eastern Time, at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the annual meeting. Directors and officers of the Company as well as a representative of Crowe, Chizek and Company LLP, Grand Central Financial Corp.'s independent auditors, will be present at the annual meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of Grand Central Financial Corp. has determined that matters to be considered at the annual meeting are in the best interests of Grand Central Financial Corp. and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AS DIRECTOR AS SPECIFIED UNDER PROPOSAL 1, "FOR" THE RATIFICATION OF AMENDMENTS TO THE GRAND CENTRAL FINANCIAL CORP. 1999 STOCK-BASED INCENTIVE PLAN AS SPECIFIED UNDER PROPOSAL 2, AND "FOR" THE RATIFICATION OF INDEPENDENT AUDITORS AS SPECIFIED UNDER PROPOSAL 3.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

         On behalf of the Board of Directors and all of the employees of Grand Central Financial Corp. and Central Federal Savings and Loan Association of Wellsville, I thank you for your continued interest and support.

                                          Sincerely yours,

                                          /s/ William R. Williams

                                          William R. Williams

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          GRAND CENTRAL FINANCIAL CORP.
                                 601 MAIN STREET
                             WELLSVILLE, OHIO 43968

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Grand Central Financial Corp., the holding company for Central Federal Savings and Loan Association of Wellsville, will be held on April 26, 2000 at 10:00 a.m., Eastern Time, at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio.

         The purpose of the annual meeting is to consider and vote upon the following matters:

         1. The election of two directors each to a three-year term of office;

         2. The ratification of amendments to the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan;

         3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Grand Central Financial Corp. for the fiscal year ending December 31, 2000; and

         4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established February 29, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting and at any adjournments thereof. Only record holders of the common stock of Grand Central Financial Corp. as of the close of business on such record date will be entitled to vote at the annual meeting or any adjournments thereof. In the event that there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by Grand Central Financial Corp. A list of shareholders entitled to vote at the annual meeting will be available at Grand Central Financial Corp., 601 Main Street, Wellsville, Ohio 43968, for a period of ten days prior to the annual meeting and will also be available at the annual meeting itself.

                                          By Order of the Board of Directors

                                          /s/ Daniel F. Galeoti

                                          Daniel F. Galeoti
                                          VICE PRESIDENT OF MORTGAGE OPERATIONS
                                          AND CORPORATE SECRETARY

Wellsville, Ohio
March 20, 2000

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                          GRAND CENTRAL FINANCIAL CORP.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2000

--------------------------------------------------------------------------------

         This proxy statement is being furnished to shareholders of Grand Central Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on April 26, 2000 at 10:00 a.m., Eastern Time, at the East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, and at any adjournments thereof. The 1999 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 1999, accompanies this proxy statement which is first being mailed to record holders on or about March 20, 2000.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

SOLICITATION AND VOTING OF PROXIES

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, "FOR" THE RATIFICATION OF AMENDMENTS TO THE GRAND CENTRAL FINANCIAL CORP. 1999 STOCK- BASED INCENTIVE PLAN AND "FOR" THE RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a share owner whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson & Company, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Central Federal Savings and Loan Association of Wellsville (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain voting instruction from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

         The close of business on February 29, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,841,927 shares.

         As provided in the Company's Certificate of Incorporation, for voting purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal 1), the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of each of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for each of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of amendments to the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan (Proposal 2), the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposal 2 and Proposal 3 is required to constitute shareholder approval of each such Proposal. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote.

         Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated Charles Webb and Company to act as the inspector of election and to tabulate the votes at the Annual Meeting. Charles Webb and Company is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

--------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

--------------------------------------------------------------------------------

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, who owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                                      NUMBER
                                                                                        OF                PERCENT
TITLE OF CLASS                   NAME AND ADDRESS OF BENEFICIAL OWNER                 SHARES              OF CLASS
--------------                   ------------------------------------                 ------              --------
Common Stock                     The Central Federal Savings and Loan of              154,556 (1)         8.40%
                                 Wellsville Employee Stock Ownership
                                 Plan and Trust (the "ESOP")
                                 601 Main Street
                                 Wellsville, Ohio 43968

Common Stock                     First Manhattan Co.                                  119,900 (2)         6.50%
                                 437 Madison Avenue
                                 New York, New York 10022


(1) Shares of Common Stock were acquired by the ESOP in the Association's conversion from mutual to stock form (the "Conversion") which was completed on December 30, 1998. The ESOP Committee administers the ESOP. First Bankers Trust Company, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of December 31, 1999, 19,155 shares had been allocated under the ESOP and 135,401 shares remain unallocated. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

(2) Based on information disclosed in a Schedule 13G, dated February 10, 2000, filed with the Securities and Exchange Commission.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The nominees proposed by the Board of Directors standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. Neither Jeffrey W. Aldrich nor William R. Williams is being proposed for election pursuant to any agreement or understanding between him and the Company.

         Certain amendments to the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan (the "Incentive Plan") are being presented to stockholders for ratification. See Proposal 2 for further information. Directors, officers and employees of the Company and the Association were granted stock options and restricted stock awards under the Incentive Plan.

--------------------------------------------------------------------------------

                        PROPOSAL 1. ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. Each of the five members of the Board of Directors also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominees proposed for election at the Annual Meeting are Jeffrey W. Aldrich and William R. Williams. Mr. Williams has been nominated prior to the expiration of his term in order to balance the classes of directors. Neither Mr. Aldrich nor William R. Williams is being proposed for election pursuant to any agreement or understanding between him and the Company.

         In the event that either of Mr. Aldrich or William R. Williams is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either of Mr. Aldrich or Mr. Williams will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

         The following table sets forth, as of the Record Date, the names of nominees and continuing directors and executive officers, their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Association and the year in which each of their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.

                                                                                        AMOUNT AND
                                                                                        NATURE OF            OWNERSHIP
                                                                     EXPIRATION         BENEFICIAL              AS A
NAME AND PRINCIPAL OCCUPATION                          DIRECTOR      OF TERM AS         OWNERSHIP            PERCENT OF
AT PRESENT AND FOR PAST FIVE YEARS             AGE     SINCE(1)       DIRECTOR           (2)(3)               CLASS (4)
----------------------------------             ---     --------      ----------         ------------         ----------
NOMINEES

Jeffrey W. Aldrich.........................     57        1979           2003               20,000                1.09%
   President and Chief Executive
   Officer of Sterling China Co., a
   dishware manufacturing company

William R. Williams........................     56        1979           2003               22,000                1.19
   President and Chief Executive
   Officer of the Company and the
   Association

CONTINUING DIRECTORS

Thomas P. Ash..............................     50        1985           2001               20,000                1.09
   Superintendent of the East
   Liverpool City School District

Fred C. Jackson............................     74        1977           2001               20,000                1.09
   Retired since 1987

Gerry W. Grace.............................     61        1986           2002               30,000                1.63
   Chairman of the Board of the
   Company and the Association

EXECUTIVE OFFICERS
   (WHO ARE NOT ALSO DIRECTORS)

Daniel F. Galeoti..........................     44         --             --                39,100                2.12
   Vice President of Mortgage
   Operations of the Company and the
   Association and Corporate Secretary
   of the Company

John A. Rife...............................     44         --             --                20,000                1.09
   Executive Vice President and
   Treasurer of the Company and the
   Association

Charles O. Standley........................     46         --             --                20,000                1.09
   Vice President of Commercial and
   Consumer Lending of the Company
   and the Association

                                                                                        AMOUNT AND
                                                                                        NATURE OF            OWNERSHIP
                                                                     EXPIRATION         BENEFICIAL              AS A
NAME AND PRINCIPAL OCCUPATION                          DIRECTOR      OF TERM AS         OWNERSHIP            PERCENT OF
AT PRESENT AND FOR PAST FIVE YEARS             AGE     SINCE(1)       DIRECTOR           (2)(3)               CLASS (4)
----------------------------------             ---     --------      ----------         ------------         ----------
All directors and executive officers as
   a group (8 persons).....................    --          --             --               191,100               10.39%

(1) Includes years of service as a director of the Association.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.

(3) Includes options and awards granted under the Incentive Plan.

(4) As of the Record Date, there were 1,841,927 shares of Common Stock outstanding.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and the Board of Directors of the Association conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company and Association generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 1999, the Board of Directors of the Company held 12 meetings. The Board of Directors of the Association held 12 meetings during fiscal 1999. All of the directors of the Company and Association attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended December 31, 1999. The Board of Directors of the Company and Association maintain committees, the nature and composition of which are described below:

         AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of the entire Board of Directors. This committee generally meets on an annual basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit and Compliance Committee of the Company met four times during fiscal 1999.

         EXECUTIVE COMMITTEE. The Executive Committee meets weekly throughout the year. Each member of the Board of Directors serves on this committee for four months each year. The Chairman of the Board of Directors is on this committee 12 months of the year and the President is an EX OFFICIO member except when a quorum cannot be reached. The purpose of this committee is to act in the absence of the Board of Directors between meetings of the Board of Directors.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Gerry W. Grace and Jeffrey W. Aldrich. Such committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Association and meets on an as needed basis. The Compensation Committee of the Company met one time in fiscal 1999.

         NOMINATING COMMITTEE. The Nominating Committee for the 2000 Annual Meeting consists of the entire Board of Directors. The committee considers and recommends nominees to stand for election at the Company's annual meeting of shareholders. The Nominating Committee of the Company met one time during fiscal 1999.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. All directors of the Association are currently paid an annual retainer of $10,000. In addition, directors receive $125 per Executive Committee meeting they attend. The Company pays $2,500 per year to its directors for attending Board meetings.

         INCENTIVE PLAN. Under the Incentive Plan which was adopted by the Company's stockholders on July 13, 1999, each member of the Board of Directors of the Company who was not an officer or employee of the Company or the Association received non-statutory stock options to purchase 9,694 shares of Common Stock at an exercise price of $13.00, the fair market value of the Common Stock on July 15, 1999, the date the stock options were granted, and restricted stock awards for 3,878 shares of Common Stock each (collectively, "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan vest equally over a five-year period. The first 20% will vest on July 15, 2000. The Board of Directors has amended the Incentive Plan to provide for the acceleration of vesting of the outstanding stock options and restricted stock awards upon a change in control of the Company or the Association. See Proposal 2 for more information.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and all other executive officers of the Company who received salary and bonus of $100,000 or more ("Named Executive Officers") during the years ended December 31, 1999, 1998 and 1997.

                                                                                  LONG-TERM COMPENSATION
                                                                                  -----------------------
                                                      ANNUAL COMPENSATION                 AWARDS
                                                --------------------------------  -----------------------
                                                                      OTHER      RESTRICTED   SECURITIES
                                                                      ANNUAL       STOCK      UNDERLYING    ALL OTHER
                                        FISCAL  SALARY              COMPENSATION   AWARDS    OPTIONS/SARS  COMPENSATION
     NAME AND PRINCIPAL POSITIONS       YEAR   ($)(1)(5)   BONUS($)   ($)(2)       ($)(3)        (#)(4)        ($)
     -------------------------          -----   -------   -------   ------------  ---------  ------------  ------------
William R. Williams                     1999    $148,108  $21,000     $  --        $252,070        48,472     $  --
President and Chief Executive Officer   1998     133,950   16,000        --              --            --        --
                                        1997     132,585   16,000        --              --            --        --

John A. Rife                            1999    $  92,961 $11,000     $  --        $151,229        29,083     $  --
Executive Vice President and Treasuer   1998           --      --        --              --            --        --
                                        1997           --      --        --              --            --        --

---------
(1)  Mr. Williams' salary includes his base salary and director's fees.

(2) For fiscal years 1999, 1998 and 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year or payments of above-market preferential earnings on deferred compensation.

(3) Represents 19,390 shares and 11,633 shares of restricted stock granted under the Incentive Plan to Mr. Williams and Mr. Rife, respectively. The dollar amounts set forth in the table represent the market value on the date of the grant of the shares. The restricted stock awards vest in five equal annual installments commencing on July 15, 2000, the first anniversary of the awards. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. As of December 31, 1999, the market values of the shares subject to the restricted stock awards held by Mr. Williams and Mr. Rife was $261,765 and $157,046, respectively.

(4) Represents stock options granted pursuant to the Incentive Plan during fiscal year 1999. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Incentive Plan.

(5) During 1998 and 1997, Mr. Rife did not receive a salary and bonus of $100,000.

EMPLOYMENT AGREEMENTS

         The Association and the Company entered into employment agreements (collectively, the "Employment Agreements") with William R. Williams, John A. Rife, Charles O. Standley and Daniel F. Galeoti (individually, the "Executive") effective December 30, 1998. The Employment Agreements provide for a three-year term for each Executive. The Association Employment Agreements provide that, beginning on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Association may extend each of the agreements for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company Employment Agreements shall be extended on a daily basis, unless written notice of non-renewal is given by the Board of Directors of the Company. The Association and Company Employment Agreements provide that the Executive's base salary will be reviewed at least annually. The base salaries for Mr. Williams and Mr. Rife are $135,608 and $92,961, respectively. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly situated executive personnel. The Employment Agreements provide for termination by the Association or the Company for cause (as described in the agreements) at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or, in the event of the Executive's resignation from the Association or the Company upon:
(i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Association or the Company; or
(vi) a breach of the Employment Agreements by the Association or the Company; the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements. The Employment Agreements restrict each Executive's right to compete against the Association or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Association or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreements; or (ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

          Payments to the Executive under the Association Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payments under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Association or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively. Assuming that a change in control of the Company or the Association had occurred December 31, 1999, the total amount of payments due under the Employment Agreements, excluding any benefits under employee benefit plans which may be payable, would be approximately $1,062,027.

--------------------------------------------------------------------------------

                             EMPLOYEE BENEFIT PLANS

--------------------------------------------------------------------------------

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Association maintains a non-qualified deferred compensation arrangement known as a Supplemental Executive Retirement Plan (the "SERP"). The SERP provides benefits to eligible individuals (designated by the Board of Directors of the Association or its affiliates) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Code, the SERP also makes up benefits lost in the event of a change in control of the Company or the Association prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Association or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP had he remained employed throughout the term of the ESOP or had the ESOP not been terminated before the scheduled repayment of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the SERP will generally become payable upon the participant's retirement (in accordance with the standard retirement policies of the Association), upon the change in control of the Association or the Company, or as determined under the ESOP. As of December 31, 1999, Mr. Williams participated in the SERP.

INCENTIVE PLAN

         The Company's stockholders adopted the Incentive Plan on July 13, 1999. The Incentive Plan provides discretionary awards of options to purchase Common Stock ("Options") and awards of Common Stock ("Stock Awards") (collectively, Options and Stock Awards are referred to as "Awards") to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for fiscal year 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Common Stock over the life of the option.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                 INDIVIDUAL GRANTS
                               -----------------------------------------------------------------------------------------
                                  NUMBER OF           % OF TOTAL
                                 SECURITIES             OPTIONS
                                 UNDERLYING           GRANTED TO          EXERCISE                            GRANT
                                   OPTIONS           EMPLOYEES IN            OR                                DATE
                                   GRANTED              FISCAL           BASE PRICE       EXPIRATION         PRESENT
NAME                             (#)(1)(2)             YEAR(3)          PER SHARE          DATE(4)          VALUE(5)
----                          -----------------     ---------------     ------------     -------------     ------------
William R. Williams......          48,472               31.25%             $13.00         July 15, 2009      $166,744

John A. Rife.............          29,083               18.75               13.00         July 15, 2009       100,046

---------
(1) Options granted under the Incentive Plan become exercisable in five equal annual installments commencing on July 15, 2000, provided, however, options will be immediately exercisable in the event the optionee terminates employment due to death or disability, and upon ratification of the amendments to the Incentive Plan, in the event of a change in control.

(2) The purchase price may be made in whole or in part in cash or Common Stock.

(3) Includes options granted to officers, directors and employees.

(4)  The option term is ten years.

(5) The estimated present value of the options granted during fiscal year 1999 have been calculated using the Black-Scholes option pricing model, based on the following assumptions: estimated time until exercise of 10 years; a risk-free interest rate of 5.87%, representing the interest rate of the Constant Maturity Treasury Bill index as of July 15, 1999 with a maturity corresponding to the estimated time until exercise; a volatility rate of 8.34%; and a dividend yield of 1.55%, representing the current $0.20 per share annualized dividends divided by the fair market value of the common stock at the date of grant. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                          FISCAL YEAR-END OPTION VALUE

                                               NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISED                   VALUE OF UNEXERCISED
                                                OPTIONS AT FISCAL                      IN-THE-MONEY OPTIONS
                                                  YEAR-END(#)(1)                     AT FISCAL YEAR-END($)(2)
                                         -------------------------------         --------------------------------
NAME                                     EXERCISABLE       UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
-------                                 -------------     ----------------      -------------     -----------------
William R. Williams...............           --               48,472               $ --               $24,236
John A. Rife......................           --               29,083               $ --               $14,541

----------
(1) The options in this table have an exercise price of $13.00 per share.

(2) The value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 1999 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------

                                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

--------------------------------------------------------------------------------

          The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Prior to FIRREA, the Association made loans to its executive officers and directors which were secured by their primary residences. The rates of interest charged by the Association on such loans were the Association's cost of funds. Pursuant to FIRREA, in 1989, the Association discontinued its practice of making such preferential loans to its officers and directors. However, all such pre-FIRREA preferential loans were "grandfathered" under FIRREA. Since the enactment of FIRREA, the Association has made loans to its executive officers and directors, and to Association employees, on the same terms and conditions offered to the general public. THE LOANS ARE MADE IN THE ORDINARY COURSE OF BUSINESS, ON SUBSTANTIALLY THE SAME TERMS, INCLUDING COLLATERAL, AS THOSE PREVAILING AT THE TIME FOR COMPARABLE TRANSACTIONS WITH OTHER PERSONS AND DO NOT INVOLVE MORE THAN THE NORMAL RISK OF COLLECTIBILITY OR PRESENT OTHER UNFAVORABLE FEATURES. As of December 31, 1999, the Association had $519,000 of loans to executive officers and directors all of which had balances of less than $60,000 and were made by the Association in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

         All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and are approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------

                     PROPOSAL 2. RATIFICATION OF AMENDMENTS
                      TO THE GRAND CENTRAL FINANCIAL CORP.
                         1999 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

         The Board of Directors of the Company is presenting certain amendments to the Incentive Plan for stockholder ratification, in the form attached hereto as Appendix A. Stockholders originally approved the Incentive Plan on July 13, 1999. The Board of Directors of the Company approved the amendments to the Incentive Plan on January 20, 2000. The Incentive Plan was primarily amended to provide for accelerated vesting of outstanding Stock Awards and Options upon a change in control of the Association or the Company. For purposes of the Incentive Plan, a "change in control" of the Association or the Company means an event or circumstance that results in a substantial change in ownership or control of the Association or the Company. In the most typical circumstance, a change in control of the Association or the Company will result from an acquisition or merger of the Association or the Company with another entity in which the Association or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Association or the Company, a change in the composition of the Board of Directors following a contested election of Board members or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. The Company also amended the Incentive Plan for conforming changes and certain minor administrative matters. The amendments to the Incentive Plan do not increase the number of shares available for grant under the Incentive Plan, change the eligibility requirements for participation in the Incentive Plan, or otherwise alter the type of grants or existing grants that have been made to the participants of the Incentive Plan. The following is a summary of all material terms of the Incentive Plan.

GENERAL

         The Incentive Plan authorizes the granting of Options and Stock Awards. Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 271,441 shares, consisting of 193,887 shares reserved for Options and 77,554 shares reserved for Stock Awards. All employees and outside directors of the Company and its affiliates, including the Association, are eligible to receive Awards under the Incentive Plan. The Incentive Plan is administered by a committee (the "Committee") consisting of all five members of the Board of Directors, four of whom are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy the grant of Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders.

TYPES OF AWARDS

         GENERAL. The Incentive Plan authorizes the grant of Awards in the form of: (i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford certain income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; and (iii) Stock Awards. Each type of Award may be subject to vesting or service requirements or other conditions imposed by the Committee.

         OPTIONS. The Committee has the authority to determine the date or dates on which each Option shall become exercisable and any other conditions applicable to the exercisability of an Option. The exercise price (described below) of any Option may generally be paid in cash or in Common Stock at the discretion of the Committee. See "Method of Option Exercise." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant.

         All Options granted under the Incentive Plan to officers and employees may qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code and to the extent awarded as such by the Committee. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must be granted only to an employee, the exercise price must not be less than 100% of the fair market value on the date of grant (except in the case of "10% owners," as described below), the term of the Option may not exceed ten years from the date of grant (except in the case of "10% owners," as described below), no more than $100,000 of Options may become exercisable for the first time in any calendar year and the Options must not be transferable except by the laws of descent and distribution. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock (a "10% owner") may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         Each outside director of the Company or its affiliates is eligible to receive Non-Statutory Stock Options to purchase shares of Common Stock. Additionally, officers and employees are also eligible to receive Non-Statutory Stock Options.

         Unless otherwise determined by the Committee and subject to applicable regulation, upon termination of an optionee's services for any reason other than death, disability, retirement, or termination for cause, all then exercisable Options shall remain exercisable for a period of three months following termination and all unexercisable Options shall be cancelled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year following termination of employment or service. In the event of termination for cause, all exercisable and unexercisable Options held by an optionee shall be cancelled. In the event of retirement, an optionee may exercise only those Options that were immediately exercisable as of his or her retirement date and only for a period of one year after such termination of employment or service. However, in the event the optionee is immediately engaged by the Association or the Company after retirement as a consultant, advisor or director, the Committee has the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms.

         ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. As amended, the Incentive Plan now provides that in the event a change in control of the Association or the Company, Options will become fully vested and shall be exercisable for the term of the Option regardless of the optionee's termination of employment or service; PROVIDED, HOWEVER, that Incentive Stock Options not exercised within three (3) months of an optionee's termination of employment shall not be eligible for incentive treatment for tax purposes.

         STOCK AWARDS. The Incentive Plan also authorizes the granting of Stock Awards to employees and directors. The Committee has the authority to determine the amounts of Stock Awards granted to any individual and the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting.

         When Stock Awards are distributed (I.E., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Before vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

         Unless otherwise determined by the Committee, upon termination of a Stock Award recipient's services for any reason other than death, disability, retirement, or termination for cause, all rights in the recipient's unvested Stock Awards shall be cancelled. In the event of the death or disability of the Stock Award recipient, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause, all unvested Stock Awards held by an Incentive Plan participant shall be cancelled. In the event of retirement of a Stock Award recipient, any Stock Awards in which the recipient has not vested as of his retirement date shall be forfeited. However, in the event the Stock Award recipient is immediately engaged by the Company or Association as a consultant, advisor or director, the Committee has the discretion to determine that all unvested Stock Awards held by the recipient will continue to vest in accordance with their original terms.

         ACCELERATION UPON A CHANGE IN CONTROL. As amended, the Incentive Plan now provides that all Stock Awards immediately vest in the event of a change in control, regardless of termination of employment or service.

TAX TREATMENT

         THE FOLLOWING BRIEF DESCRIPTION OF THE TAX CONSEQUENCES OF OPTION GRANTS AND STOCK AWARDS UNDER THE INCENTIVE PLAN IS BASED ON FEDERAL INCOME TAX LAWS CURRENTLY IN EFFECT AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES.

         OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

         In the case of the exercise of a Non-Statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the Option. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will essentially be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by the optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         STOCK AWARDS. An Incentive Plan participant who has been awarded a Stock Award under the Incentive Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the Stock Award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the Stock Award at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient of a Stock Award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the Stock Award will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the Stock Award lapse.

PAYOUT ALTERNATIVES

         Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

METHOD OF OPTION EXERCISE

         Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

AMENDMENTS

         Subject to certain restrictions contained in the Incentive Plan, the Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission and such amendment must comply with applicable law and regulation.

ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards to prevent dilution, diminution or enlargement of the rights of the holder. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

         Unless determined otherwise by the Committee, Awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, an Award recipient may be permitted transferability or assignment of Non-Statutory Stock Options for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

STOCKHOLDER VOTE

         Stockholders are being requested to ratify the amendments to the Incentive Plan. If stockholders fail to ratify Proposal 2, the Incentive Plan, in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. The amendments to the Incentive Plan must be approved by a majority of the votes cast by stockholders at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE GRAND CENTRAL FINANCIAL CORP. 1999 STOCK-BASED INCENTIVE PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE GRAND CENTRAL FINANCIAL CORP.
1999 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

         The Company's independent auditors for the fiscal year ended December 31, 1999 were Crowe, Chizek and Company LLP. The appointment of Robb, Dixon, Francis, Paris, Oneson & Co. ("Robb, Dixon") as principal accountants for the Company was terminated on January 11, 1999. Crowe, Chizek and Company LLP., were appointed to replace Robb, Dixon on January 11, 1999. Robb, Dixon's reports on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. During the Company's two most recent fiscal years and subsequent interim periods, the Company did not have any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfactions of Robb, Dixon, would have caused it to make a reference to the subject matter of such a disagreement in connection with its reports.

         Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 20, 2000. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

         The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; PROVIDED, HOWEVER, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2001 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than January 26, 2001 assuming the 2001 Annual Meeting is held on April 26, 2001 and that the Company provides at least 100 days notice or public disclosure of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominees must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a share owner whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO DANIEL F. GALEOTI, GRAND CENTRAL FINANCIAL CORP., 601 MAIN STREET, WELLSVILLE, OHIO 43968.

                                  By Order of the Board of Directors

                                  /s/ Daniel F. Galeoti
                                  ---------------------------------
                                      Daniel F. Galeoti
                                      VICE PRESIDENT OF MORTGAGE OPERATIONS
                                      AND CORPORATE SECRETARY

Wellsville, Ohio
March 20, 2000

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU
               ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

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                                                                      APPENDIX A

                          GRAND CENTRAL FINANCIAL CORP.
                         1999 STOCK-BASED INCENTIVE PLAN

                            (AS AMENDED AND RESTATED)

1.       DEFINITIONS

         (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Association" means Central Federal Savings and Loan Association of Wellsville.

         (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Holding Company or the Association shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Institution with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the

Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means July 13, 1999.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

                  (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

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         (q) "Holding Company" means Grand Central Financial Corp.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Plan" means this Grand Central Financial Corp. 1999 Stock-Based Incentive Plan, as amended and restated.

         (x) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (y) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

         (z) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable Bylaws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; PROVIDED, HOWEVER, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

         (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of the entire Board of Directors.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.

         (b)      Incentive Stock Options.

         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 13 of the Plan, the maximum number of shares reserved for Awards under the Plan is 271,441. Subject to adjustment as provided in Section 13 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 193,887. The maximum number of the shares reserved for Stock Awards is 77,554. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) EXERCISE PRICE. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) TERMS OF NON-STATUTORY STOCK OPTIONS. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) NON-TRANSFERABILITY. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (e) TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (f) TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (g) TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options regardless of termination of employment or service.

         (i) PAYMENT. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) EXERCISE PRICE. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) AMOUNTS OF INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) TERMS OF INCENTIVE STOCK OPTIONS. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; PROVIDED,

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HOWEVER, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive
Stock Option after such Option becomes exercisable.

         (d) NON-TRANSFERABILITY. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) TERMINATION OF EMPLOYMENT (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

         (f) TERMINATION OF EMPLOYMENT (RETIREMENT). In the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; PROVIDED HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the date the Participant ceases employment or service.

         (g) TERMINATION OF EMPLOYMENT (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination.

         (h) TERMINATION OF EMPLOYMENT (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options regardless of termination of employment. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation of employment.

         (j) PAYMENT. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) DISQUALIFYING DISPOSITIONS. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.        STOCK AWARDS

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) GRANTS OF THE STOCK AWARDS. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) TERMS OF THE STOCK AWARDS. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately vest.

         (h) ISSUANCE OF CERTIFICATES. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

              The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Grand Central Financial Corp 1999 Stock-Based Incentive Plan, as amended and restated and Award Agreement entered into between the registered owner of such shares and Grand Central Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Grand Central Financial Corp. located at 601 Main Street, Wellsville, Ohio 43968.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (i) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

             (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

             (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

             (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (j) DIVIDENDS. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement, cash and stock dividends paid with respect to Stock Awards may, at the Committee's discretion, be distributed to Participants during the forfeiture period or held by the Trustee in escrow until such time as the Participant vests in such shares. The Trustee may credit a reasonable rate of interest to such dividends prior to distribution.

         (k) VOTING OF STOCK AWARDS. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust Agreement.

         (l) PAYMENT. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.       METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.      TAXES

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan, or (iii) any combination of the foregoing; PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, a Participant may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy his or her minimum required tax obligations.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 15 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.      NOTIFICATION UNDER SECTION 83(B)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; PROVIDED, HOWEVER, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

             (i) Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

             (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

17.      EFFECTIVE DATE OF PLAN

         The Board of Directors approved and adopted the Plan with an effective date of July 13, 1999. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or applicable federal or state statutory rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity or other provisions of the Plan and any amendments under the Plan.

18.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof). The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

20.      TREATMENT OF AWARDS UPON A CHANGE IN CONTROL

         In the event of a Change in Control where the Holding Company or the Association is not the surviving entity, the Board of Directors of the Holding Company and/or the Association, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

             (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

             (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or


             (c) Replace the Awards with an immediate cash payment of equivalent value.

21.      COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION REGULATIONS

         Notwithstanding any other provision contained in this Plan:

         (a) No Option or Stock Award granted prior to December 30, 1999 shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability and provided further, that Awards shall become fully vested or immediately exercisable in the event of a Change in Control;

         (b) No Option or Stock Award granted to any individual Employee prior to December 30, 1999 may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

         (c) No Option or Stock Award granted to any individual Outside Director prior to December 30, 1999 may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

         (d) The aggregate amount of Option or Stock Award granted to all Outside Directors prior to December 30, 1999 may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

                          GRAND CENTRAL FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 26, 2000
                             10:00 A.M. EASTERN TIME

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of the Board of Directors of Grand Central Financial Corp. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on April 26, 2000, at 10:00 a.m. Eastern Time, at East Liverpool Motor Lodge, 2340 Dresden Avenue, East Liverpool, Ohio, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as director of each nominee listed (except as marked to the contrary below).

                             Jeffrey W. Aldrich

         FOR                 VOTE WITHHELD

         / /                     / /

                             William R. Williams

         FOR                 VOTE WITHHELD

         / /                    / /


2. The ratification of amendments to the Grand Central Financial Corp. 1999 Stock-Based Incentive Plan.

         FOR            AGAINST         ABSTAIN
         / /              / /            / /

3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

         FOR            AGAINST         ABSTAIN
         / /              / /            / /

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 20, 2000 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                  Dated:
                                        --------------------------------

                                  --------------------------------------
                                  SIGNATURE OF SHAREHOLDER

                                  --------------------------------------
                                  SIGNATURE OF SHAREHOLDER



                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.